UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 17, 2018

Jones Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36006	80-0907968
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

807 Las Cimas Parkway, Suite 350 Austin, Texas	78746
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 328-2953

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02              Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On April 17, 2018, Jones Energy, Inc., a Delaware corporation (the “Company”), announced several changes to its senior management. Jonny Jones, the Chief Executive Officer of the Company, and Mike S. McConnell, the President of the Company, were terminated, effective immediately. Mr. Jones will continue to serve as Chairman of the Board, and Mr. McConnell will continue to serve as a member of the Board.

Also on April 17, 2018, the Company announced the appointment of Jeff Tanner as Chief Operating Officer. Mr. Tanner will also serve as the Interim Chief Executive Officer of the Company until a successor is appointed by the Board.

Mr. Tanner, age 55, joined the Company in 2014 and currently serves as Executive Vice President—Geosciences and Business Development of the Company. Mr. Tanner has approximately 30 years of diverse technical and managerial experience in the oil and gas industry. Prior to joining the Company, Mr. Tanner was Vice President, Exploration for Southwestern Energy. During his career, Mr. Tanner has held a variety of management and technical positions for Laredo Petroleum, Cabot Oil and Gas, and Noble Energy. He began his career with Royal Dutch Shell plc in Houston. Mr. Tanner is a member of the American Association of Petroleum Geologists and the Houston Geological Society. He holds a B.S. in Geology from Texas A&M and an M.S. in Geology from the University of Houston.

Item 7.01              Regulation FD

The information set forth in Item 5.02 above is incorporated by reference in this Item 7.01.

The information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JONES ENERGY, INC.

Date: April 17, 2018	By:	/s/ Jeff Tanner
Jeff Tanner
Chief Operating Officer and Interim Chief Executive Officer